Janus Aspen Series

Janus Aspen Preservation Series – Growth

Institutional Shares

Service Shares

Supplement dated September 28, 2015

to Currently Effective Prospectuses

The Board of Trustees of Janus Aspen Series approved the liquidation of the Institutional Shares and Service Shares (collectively, the “Shares”) of Janus Aspen Preservation Series – Growth (the “Portfolio”) on or about September 29, 2015. Accordingly, effective immediately, the Portfolio’s Shares are no longer offered for sale to the public.

Please retain this Supplement with your records.